GREAT-WEST FUNDS, INC.
Great-West High Yield Bond Fund
Institutional Class Ticker: MXFRX
Investor Class Ticker: MXHYX
(the “Fund”)
Supplement dated March 25, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 30, 2021, as supplemented
Effective March 31, 2022 (“Effective Date”), Paul D. Scanlon, CFA will no longer serve as a portfolio manager of the Fund. As of the Effective Date, all references to Mr. Scanlon in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 30, 2021, as supplemented.
Please keep this Supplement for future reference.